UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2025

Lineage Cell Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

California	001-12830	94-3127919
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2173 Salk Avenue, Suite 200
Carlsbad, California		92008
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (442) 287-8990

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares	LCTX	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described under Item 5.07 below, at the annual meeting of shareholders (the “Annual Meeting”) of Lineage Cell Therapeutics, Inc. (the “Company”) held on June 26, 2025, the Company’s shareholders approved an amendment (the “EIP Amendment”) to the Company’s 2021 Equity Incentive Plan, as amended (the “2021 Plan”), pursuant to which the number of common shares of the Company available for issuance under the 2021 Plan was increased by 19,500,000. The Company’s board of directors (the “Board”) previously approved the EIP Amendment, subject to shareholder approval. A more complete description of the EIP Amendment and a summary of the 2021 Plan, as amended by the EIP Amendment, is in the Company’s definitive proxy statement for the Annual Meeting, which was filed with the U.S. Securities and Exchange Commission on April 29, 2025 (the “Proxy Statement”), and is incorporated herein by reference. The foregoing summary of the EIP Amendment is qualified in its entirety by reference to the EIP Amendment, a copy of which is filed as an exhibit to this report.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on June 26, 2025 and involved the election of directors of the Company and three other matters voted upon by the Company’s shareholders. The matters voted upon at the Annual Meeting are described in detail in the Proxy Statement. Below is a brief description of each such matter and the final voting results, including the number of votes cast for, withheld or against, the number of abstentions and the number of broker non-votes with respect to each matter, as applicable. Voting results are, when applicable, reported by rounding fractional share voting down to the nearest whole number.

1.
Shareholders elected the seven nominees named below to the Board to hold office until the Company’s 2026 annual meeting of shareholders and until their respective successors are duly elected and qualified by the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Michael H. Mulroy	99,312,637	1,174,790	59,813,557
Dipti Amin	99,362,438	1,124,989	59,813,557
Deborah Andrews	98,593,393	1,894,034	59,813,557
Angus C. Russell	99,373,222	1,114,205	59,813,557
Neal C. Bradsher	98,861,237	1,626,190	59,813,557
Brian M. Culley	98,593,167	1,894,260	59,813,557
Anula Jayasuriya	99,077,018	1,410,409	59,813,557

2.
Shareholders ratified the appointment of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
158,952,692	912,282	436,010	—

3.
Shareholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers, as set forth in the Proxy Statement, by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
96,071,162	3,804,451	611,814	59,813,557

4. Shareholders approved the EIP Amendment by the votes set forth below.:

Votes For	Votes Against	Abstentions	Broker Non-Votes
88,575,737	11,560,925	350,765	59,813,557

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1*	Amendment No. 2 to the Lineage Cell Therapeutics, Inc. 2021 Equity Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Incorporated by reference from Appendix A to the Proxy Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lineage Cell Therapeutics, Inc.

Date:	July 2, 2025	By:	/s/ George A. Samuel III
		Name: Title:	George A. Samuel III General Counsel and Corporate Secretary